Lehman Brothers Financial Services Conference September 12, 2006 Allen B. Morgan, Jr. Vice Chairman, Regions Financial Corporation Chairman, Morgan Keegan D. Bryan Jordan Chief Financial Officer Regions Financial Corporation

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the proposed merger between Regions Financial and AmSouth (the "Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Regions Financial and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions Financial and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company's filings with the Securities and Exchange Commission (the "SEC"). Regions Financial and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release. 2

ADDITIONAL INFORMATION The proposed Merger has been submitted to Regions Financial's and AmSouth's stockholders for their consideration. Regions Financial has filed a registration statement, which includes a joint proxy statement/prospectus to be sent to each company's stockholders, and each of Regions Financial and AmSouth may file other relevant documents concerning the proposed Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Regions Financial and AmSouth, at the SEC's Web site (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing Regions Financial's website (http://www.regions.com) under the tab "Investor Relations" and then under the heading "SEC Filings", or by accessing AmSouth's Web site (http://www.amsouth.com) under the tab "About AmSouth," then under the tab "Investor Relations" and then under the heading "SEC Filings." Regions Financial and AmSouth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Regions Financial and/or AmSouth in connection with the proposed Merger. Information about the directors and executive officers of Regions Financial is set forth in the proxy statement for Regions Financial's 2006 annual meeting of stockholders, as filed with the SEC on April 5, 2006. Information about the directors and executive officers of AmSouth is set forth in the proxy statement for AmSouth's 2006 annual meeting of stockholders, as filed with the SEC on March 16, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger. You may obtain free copies of these documents as described above. 3

Creating a Top Ten U.S. Bank Holding Company Pro Forma Regions/AmSouth Combined as of June 30, 2006 Market Capitalization $26 billion Assets1 $142 billion Loans, net of unearned income1 $93 billion Deposits1 $96 billion Households 5 million Branches 1,984 ATMs 2,764 1 Form S-4 filed August 17, 2006 4

Combined Franchise Footprint AmSouth Regions Morgan Keegan Insurance Source: SNL DataSource. Deposit data as of 30-Jun-2005. Note: Does not include impact of anticipated deposit divestitures. 5

Combination Creates Strategic Growth Opportunities Additional opportunities to leverage Morgan Keegan across AmSouth franchise Increased deposit market share in one of the highest growth states in the United States Leverage AmSouth's de novo branching expertise Branch expansion across high-growth areas of footprint Weighted average market share of 23% across footprint Benefit from size and diversity Limited credit overlap Greater loan portfolio diversity Excess capital from synergies Morgan Keegan Florida De Novo Branching Improved Market Density Loan Portfolio Improved Capital Efficiency 6

AmSouth Morgan Keegan Incremental opportunity through successful leveraging of Morgan Keegan across AmSouth's franchise 300+ brokerage locations in 16 states 1,083 financial advisors Customer assets of $63 billion Trust assets of $37 billion Presence in over 250 Regions bank branches 690 full-service bank branch locations 270 Series 7 licensed financial consultants Trust assets of $27 billion Strong de novo experience capabilities Private banking / 24,000 households Leading Regional Brokerage Platform to be Levered Across AmSouth Franchise 97 Morgan Keegan locations in AmSouth's footprint Leverage private banking capabilities Increased Florida opportunities 7

Strong Florida Presence Pro Forma Regions/AmSouth Combined Source: SNL Database, as of June 30,2005 8 Regions/AmSouth will have the 4th largest deposit market share for Florida Approximately $18 billion in deposits 400 branches Regions/AmSouth will have top ten deposit market share in 15 MSA's Central $3 billion Southwest $2 billion North $4 billion West $4 billion Southeast $5 billion

AmSouth's Successful De Novo Branching Track Record in Florida AmSouth has opened 107 Florida offices since 2002 Generated $1.7 billion in deposits Produced $1.2 billion in loans Represents 71,000 consumer households Given strong market demographics, additional growth opportunities exist 23 additional locations will be opened during the remainder of this year Opportunity to leverage de novo branching expertise across the combined footprint Broader access to demographically attractive markets 9

Branch Expansion - 2007 and Beyond Continue focus on branch expansion Follow rigorous process for site selection, planning and profitability 2007 - Open 50 new branches 2008 - Open 100 new branches 78 locations considered viable and are in an active land bank for 2007 and beyond 10

Strong Local Market Share 1 Deposit weighted by county. Excludes deposits from branches with > $10bn of deposits. Note: Excludes divested branches Top U.S. Banks Weighted Average Market Share1 Regions/ AmSouth 23.1% Wells Fargo 22.6 BB&T 22.4 Fifth Third 19.7 Wachovia 19.5 Bank of America 19.4 US Bancorp 18.3 JP Morgan Chase 17.4 Regions 16.4 AmSouth 16.0 SunTrust 15.5 National City 15.1 Citigroup 8.6 Regions/AmSouth will have the highest local market share across its franchise amongst the top 10 banking franchises 11

A Balanced Loan Portfolio Regions/AmSouth Combined Residential Real Estate Construction Consumer Commercial Real Estate Small/Middle Market Business 20 13 22 17 28 Residential Real Estate 20% Construction 13% Consumer 22% Commercial Real Estate 17% Small/Middle Market Business 28% Total Combined Loans = $93 Billion Minimal Overlapping Credits 12

Substantial Synergies with Low Integration Risk Personnel $200 Occupancy / Equipment 65 Operations / Technology Reductions 75 Corporate / Other 60 Total (Pre-Tax) $400 (Dollars in Millions) Cost Savings Fully Phased- In Expected Sources of Cost Savings Significant branch overlap - Over 230 branches within 1 mile radius Full run-rate cost savings achieved by Q2 2008 13

Enhanced Capital Generation Regions/AmSouth Combined Dividends cap ratio excess cap East 50 25 25 Dividend Requirement $1 billion Capital Ratio Maintenance $0.5 billion Excess Capital $0.5 billion Annual Capital Growth = $2 Billion1 14 1Source: May 25 Merger Announcement Presentation

Cost Savings Produce Value Creation for Shareholders Capitalizes management's estimated cost savings of $400mm pre-tax (38% marginal tax rate) at a 12.5x earnings multiple, less the impact of estimated restructuring costs of $700mm pre-tax (30% tax rate). Regions 62% $1.6bn Approximately 10% Per Share AmSouth 38% $1.0bn Approximately 10% Per Share $2.6bn of Value1 $400mm Cost Savings Ownership: Share of Cost Savings: Value Creation: 15

Making Significant Progress Key accomplishments to date include: Analyst Calls and Conferences Key Organizational Announcements Matrix Management 500+ Leadership Decisions Announced Merger Integration process initiated Systems Decisions Securities and Exchange Commission filing completed August 17, 2006 Special Shareholder Meeting - October 3, 2006 16

This Combination Creates... Strategic growth opportunities Strong market density Excess capital High dividend yield Substantial cost saves First year cash accretion for both shareholders 17